UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01    Other Events.

On May 20, 2026, Starbucks Corporation (the “Company”) completed the settlement of its previously announced cash tender offers to purchase certain series of the Company’s notes (the “Tender Offers”). After giving effect to the Company’s purchase and cancellation of the notes set forth in the table below, the amounts remaining outstanding are as follows:

Description of Notes	Aggregate Principal Amount Accepted for Purchase	Total Purchase Price (includes accrued and unpaid interest)	Aggregate Principal Amount Remaining Outstanding
4.800% Senior Notes due 2030	$321,824,000	$325,720,215.89	$178,176,000
4.500% Senior Notes due 2028	$273,468,000	$274,664,422.50	$476,532,000
4.000% Senior Notes due 2028	–	–	$750,000,000
4.500% Senior Notes due 2048	$200,000,000	$166,067,000.00	$800,000,000
5.400% Senior Notes due 2035	$410,249,000	$423,011,846.39	$89,751,000
5.000% Senior Notes due 2034	$110,351,000	$112,709,691.32	$389,649,000
4.900% Senior Notes due 2031	–	–	$500,000,000
4.800% Senior Notes due 2033	–	–	$500,000,000

Under the terms of the Tender Offers as set forth in the Offer to Purchase, dated May 4, 2026, as amended by the Company’s press release announcing the early results and upsizing of the Tender Offers issued on May 15, 2026 (together, the “Offer to Purchase”), the Company elected to settle on the Early Settlement Date (as such term is defined in the Offer to Purchase) and does not intend to purchase any additional notes.

The Company did not purchase any of its 4.000% Senior Notes due 2028, 4.900% Senior Notes due 2031 and 4.800% Senior Notes due 2033, and the principal amounts outstanding for each such series of notes remain unchanged from the amounts set forth in the Company’s latest Quarterly Report on 10-Q, filed with the Securities and Exchange Commission on April 28, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated:	May 20, 2026
		By:	/s/ Joshua C. Gaul
Joshua C. Gaul
vice president, assistant general counsel and corporate secretary